UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2016

SEACOR Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12289	13-3542736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida		33316
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(954) 523-2200
Not Applicable
____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SEACOR Holdings Inc. (“SEACOR”) has determined to pursue the previously announced spin-off (the “Spin-Off”) of its offshore marine services business that is conducted by its wholly-owned subsidiary, SEACOR Marine Holdings Inc. (“SEACOR Marine”), by means of a distribution of all of the outstanding shares of common stock of SEACOR Marine on a pro rata basis to all of the holders of common stock of SEACOR. There can be no assurance that the Spin-Off will be consummated as currently contemplated or at all.
SEACOR Marine has filed a an initial Registration Statement on Form 10 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Spin-Off, which is more fully described in SEACOR Marine’s information statement, dated December 13, 2016 (the “Information Statement”), which is filed as an exhibit to the Registration Statement.
Cautionary Statement Regarding Forward Looking Statements
Statements in this Current Report on Form 8-K and other statements that SEACOR may make about the Spin-Off from time-to-time, and all other statements that are not historical factual statements, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. SEACOR and SEACOR Marine may not complete the Spin-Off, and there are a number of risks and uncertainties that could cause actual results of SEACOR and SEACOR Marine to differ materially from the forward-looking statements made or implied herein. You should not place undue reliance on any such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors-many of which are out of SEACOR’s and SEACOR Marine's control and difficult to forecast-that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, with respect to both SEACOR and SEACOR Marine, among other things, the risks and uncertainties described under the heading "Risk Factors" in SEACOR Marine's registration statement and other risks and uncertainties described from time to time in SEACOR’s and SEACOR Marine's respective filings with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which such statements are first made. We assume no, and hereby disclaim any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

December 13, 2016	By:	/s/ Bruce Weins

Name: Bruce Weins
Title: Senior Vice President and Chief Accounting Officer